Green Brick Partners, Inc. 8-K

Exhibit 10.2

FIRST AMENDMENT TO

LOAN AGREEMENT

This First Amendment to Loan Agreement (“Amendment”) is entered into by and between INWOOD NATIONAL BANK (“Lender”), GREEN BRICK PARTNERS, INC., a Texas corporation (“Borrower”), and JBGL BUILDER FINANCE, LLC, JBGL MUSTANG, LLC, JBGL CHATEAU, LLC, JBGL EXCHANGE, LLC, JOHNS CREEK 206, LLC, and GRBK FRISCO LLC (“GRBK Frisco”) (collectively, “Guarantor”).

WHEREAS, Lender, Borrower, and JBGL Builder Finance, LLC, JBGL Mustang, LLC, JBGL Chateau, LLC, JBGL Exchange, LLC, and Johns Creek 206, LLC, as guarantors, previously entered into that certain Loan Agreement, dated effective as of July 30, 2015, as subsequently amended herein (“Loan Agreement”), regarding a revolving line of credit in the stated principal amount of $50,000,000.00, as more fully described in the Loan Agreement and Loan Documents; and

WHEREAS, Lender, Borrower, and Guarantor desire to amend and reaffirm the Loan Agreement for purposes of entering a loan transaction related to Frisco Springs, Texas, all in accordance with the terms of the Loan Agreement, as may be amended herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower, and Guarantor, each agree as follows:

1.            Definitions. The following definitions shall supersede the corresponding defined terms in the original Loan Agreement, or shall be added as a defined term to the Loan Agreement, as applicable.

a.           “Grantor” or “Grantors” shall include GRBK Frisco.

b.           “Guarantor” or “Guarantors” shall include GRBK Frisco.

c.           “Maturity Date” means May 1, 2019.

d.           “Non-Usage Fee”. Borrower shall pay to Lender on or before each August 1 during the term of the Loan, beginning August 1, 2017, a non-usage fee equal to one-quarter of one percent (0.25%) of the average unfunded amount of the Maximum Commitment over a trailing twelve (12) month period. The foregoing shall be tested as of July 30 of each year during the term of the Loan, beginning July 30, 2017.

e.           “Property” shall include the Frisco Property, which is more fully described on Exhibit A attached hereto for all purposes.

f.            “Security Agreement” and “Deeds of Trust” shall include for purposes hereof, and in addition to all other Security Agreements and Deeds of Trust described in the Loan Agreement, that certain Deed of Trust and Security Agreement, dated effective as of May 3, 2016, executed by GRBK Frisco, as grantor, to Lender, as beneficiary, creating a lien and security interest upon the real property and personal property described therein, located in Collin County, Texas (collectively, the “Frisco Property”).

2.            Borrowing Base. “Borrowing Base”, as defined in Section 2.2(e) of the Loan Agreement, is hereby deleted in its entirety and replaced with the following:

“(e)       Borrowing Base. As used in this Agreement, the term “Borrowing Base” means an amount equal to the sum of (i) fifty percent (50%) of the total value of Land (“Land Borrowing Base”), as appraised by an independent appraiser acceptable to Lender, plus (ii) sixty-five percent (65%) of the total value of the Lots, as appraised by an independent appraiser acceptable to Lender, but in no event shall the Land Borrowing Base exceed sixty-five percent (65%) of the Borrowing Base. Subsequent to any portion of the Land being converted to fully-developed Lots, or subsequent to contracts for Lots being fully-signed and delivered, Borrower may request at any time, at Borrower’s expense, and Lender will obtain, an appraisal of all or any part of the Land and Property for purposes of determination of the Borrowing Base and designation of the applicable portion of the Property as Lots or Land. Additionally, at any time, and from time to time, but not more than one time during any twelve (12) consecutive month period, Lender may require, at Borrower’s expense, an appraisal of all or any part of the Land and Property for Borrowing Base purposes.”

3.            Financial Reporting. All financial statements and reports required in Section 5.7 of the Loan Agreement to be provided to Lender by Borrower or Guarantor, or both, shall be due based on such parties’ fiscal year and not its calendar year, as originally stated.

4.            Notices. Any notices required or permitted under the Loan Agreement shall include a notice to GRBK Frisco as follows:

If to GRBK Frisco:	GRBK Frisco LLC
2805 North Dallas Parkway, Suite 400
Plano, Texas 75093
Attn: Richard A. Costello

With a copy to:	Mier Law PLLC
325 N. Saint Paul Street, Suite 4400
Dallas, Texas 75201
Attn: Brian C. Mier

5.             Re-Certification of Conditions, Representations, and Warranties. Borrower and Guarantor hereby re-certify to Lender that the conditions to individual advances, as set forth in Section 3.2 of the Loan Agreement, have been satisfied as of the date hereof, and that the representations and warranties contained in Article IV of the Loan Agreement are true, accurate, and complete, as of the date hereof. Borrower and Guarantor acknowledge and agree that the re-certifications contained herein are required as an inducement for Lender to enter into this Amendment and the terms described herein, and that, without these re-certifications, Lender would not agree to refinance or fund, as applicable, such construction costs.

6.             Entire Agreement; Conflict. Borrower, Guarantor, and Lender acknowledge and agree that, except as otherwise stated herein, all other terms, conditions and agreements contained in the Loan Agreement remain unmodified and in full force and effect. To the extent a conflict exists between the terms of this Amendment and the Loan Agreement, the terms of this Amendment shall control.

7.             Authority. The individuals signing this Amendment on behalf of Lender, Borrower, and Guarantor warrant and represent that they are duly authorized to execute and deliver this Amendment on behalf of their respective parties, to bind such parties, and that no other person’s signature is required to create a binding agreement on behalf of the named party.

8.             Definitions. All capitalized terms not otherwise defined herein shall have the same meaning given them in the Loan Agreement.

9.             Counterparts; Facsimile Transmission. This Amendment may be executed in counterparts which, when combined, shall constitute one instrument. The facsimile transmission of a signed counterpart of this Amendment shall be binding upon the party whose signature is contained on the transmitted copy.

THE REMAINDER OF THIS PAGE IS BLANK

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, Lender, Borrower, and Guarantor, have executed and delivered this First Amendment to Construction Loan Agreement to be effective as of the 3rd day of May, 2016.

BORROWER:

Green Brick Partners, Inc.,
a Delaware corporation

By:	/s/ James R. Brickman
James R. Brickman
Chief Executive Officer

GUARANTOR:

JBGL Mustang, LLC,
a Texas limited liability company

By:	/s/ James R. Brickman
James R. Brickman
Manager

JBGL Chateau, LLC,

a Texas limited liability company

By:	/s/ James R. Brickman
James R. Brickman
Manager

JBGL Exchange, LLC,
a Texas limited liability company

By:	/s/ James R. Brickman
James R. Brickman
Manager

JBGL Builder Finance, LLC,
a Texas limited liability company,

By:	/s/ James R. Brickman
James R. Brickman
Manager

Johns Creek 206, LLC,
a Georgia limited liability company

By:	/s/ James R. Brickman
James R. Brickman
Manager

GRBK Frisco LLC,
a Texas limited liability company

By:	/s/ James R. Brickman
James R. Brickman
Manager

EXHIBIT A

The Property

SITUATED in the State of Texas, County of Collin and City of Frisco, being part of the William Rogers Survey, Abstract No. 780, part of the J. T. Horn Survey, Abstract No. 418, part of the H. Moss Survey, Abstract No. 635, and part of a 400.740 acre tract of land as recorded under County Clerk No. 20131107001517630 of the Collin County Land Records with said premises being more particularly described as follows:

BEGINNING at a 1/2" iron rod found for corner in the north right-of-way line of Eldorado Parkway, said corner being the northeast corner of Right-of-Way Parcel 7B, the most southerly southeast corner of said 400.740 acre tract, the most southerly southeast corner of the herein described premises, and the southwest corner of Saint Francis of Assisi Block A, Lot 1R as recorded in Volume 2010, Page 116-117 of the Collin County Map Records;

THENCE with the north right-of-way line of Eldorado Parkway, the north line of right-of-way Parcel 7B, and the most southerly south boundary line of said 400.740 acre tract and said premises as follows: Northwesterly along a curve to the right having a central angle of 1°30'41" with a radius of 1430.00 feet, for an arc distance of 37.72 feet (chord = North 89°36'20" West, 37.72 feet) to a Roome capped iron rod found marking the end of said curve; North 88°50'59" West, 487.03 feet to a Roome capped iron rod found for corner; North 85°56'37" West, 394.46 feet to a Roome capped iron rod found for corner; North 81°19'40" West, 315.00 feet to a Roome capped iron rod found for corner; North 82°55'51" West, 433.35 feet to a Roome capped iron rod found for corner in the east right-of-way line of a Burlington Northern Railroad (100' R.O.W.), and marking the most southerly southwest corner of said 400.740 acre tract and said premises;

THENCE with the west line of said 400.740 acre tract, the west line of said premises, and the east right- of-way line of said Burlington Northern Railroad, North 11°16'39" East, 2720.71 to a point marking the northwest corner of said premises;

THENCE departing said railroad right-of-way line and with a northerly line of said premises as follows: South 73°34'20" East, 145.06 feet to a point for corner; South 07°19'45" East, 211.94 feet to a point for corner in the middle of Panther Creek;

THENCE with the downstream meanders of Panther Creek and the north line of said premises as follows: South 55°39'14" East, 128.30 feet to a point for corner; South 87°46'22" East, 57.18 feet to a point for corner; North 31°26'11" East, 156.13 feet to a point for corner; North 15°15'23" East, 175.26 feet to a point for corner; North 41°07'50" West, 93.50 feet to a point for corner; North 64°06'18" West, 83.70 feet to a point for corner; North 57°41'31" East, 180.77 feet to a point for corner; North 76°02'04" East, 547.50 feet to a point for corner; North 65°28'19" East, 147.71 feet to a point for corner; South 70°48'46" East, 230.19 feet to a point for corner; South 42°54'26" East, 147.33 feet to a point for corner; South 60°50'31" East, 158.85 feet to a point for corner; South 38°30'58" East, 123.59 feet to a point for corner; South 74°54'49" East, 239.09 feet to a point for corner; South 08°05'49" East, 48.11 feet to a point for corner in a south line of said 400.740 acre tract, and the north line of a Ridgeview West Memorial Park, Inc. 48.8 acre tract as recorded under County Clerk No. 96-0028427 of the Collin County Land Records;

THENCE with the north line of said 48.8 acre tract, and the south line of said 400.740 acre tract and said premises, South 89°02'07" West, 706.08 feet to a Roome capped iron rod set marking an interior corner of said 400.740 acre tract, said premises, and the northwest corner of said 48.8 acre tract;

THENCE with a common line between said 48.8 acre tract, 400.740 acre tract and said premises as follows: South 00°04'46" West, 280.20 feet to a ½" iron rod found; South 78°36'19" West, 221.76 feet to a nail found for corner; South 00°04'26" East, 523.11 feet to a Roome capped ½" iron rod found for corner; South 87°56'14" East, 217.00 feet to a ½" iron rod found for corner; South 00°03'18" East, partway with County Road 710 (Peaceful Road) a distance of 1,195.31 feet to a point for corner in rip rap at the southwest corner of said 48.8 acre tract, being in the north line of Saint Francis of Assisi Addition as recorded in Volume 2010, Pages 116-117 of the Collin County Map Records, and being in the centerline of a dedicated Sanctuary Drive;

THENCE with a south line of said 400.740 acre tract, said premises and the north line of said Saint Francis of Assisi Addition, South 88°30'18" West, passing at 33.92 feet a Survcon capped iron rod found on line, and continuing for a total distance of 86.10 feet to a ½" iron rod found marking an interior ell corner of said 400.740 acre tract, said premises, and the northwest corner said Saint Francis of Assisi Addition;

THENCE with an east line of said 400.740 acre tract, said premises, and the west line of said Saint Francis of Assisi Addition, South 00°48'32" East, 648.62 feet to the point of beginning and containing 4,210,487 gross square feet or 96.659 gross acres of land.